FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS

28.	FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however we do not anticipate non-performance by any of our counterparties.

We manage our debt portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. Historically, we hedge accounted for certain of our interest rate swap arrangements designated as cash flow hedges. The net gains and losses had been reported in a separate component of accumulated other comprehensive income to the extent the hedges were effective. The amount recorded in accumulated other comprehensive income would have subsequently been reclassified into earnings in the same period as the hedged items affected earnings. However, since 2015, we have ceased hedge accounting for any of our derivatives.

As of December 31, 2017 and 2016, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Year end	Notional value	Maturity Dates	Fixed Interest Rates
Interest rate swaps*:
Receiving floating, pay fixed	2017	1,250,000	2018/ 2021	1.13% to 1.94%
Receiving floating, pay fixed	2016	1,250,000	2018/ 2021	1.13% to 1.94%

* This excludes any interest rate swap agreements designated and qualifying cash flow hedges in our equity method investments.

The effect of cash flow hedging relationships relating to swap agreements on the consolidated statements of operations was as follows:

(in thousands of $)	Effective portion gain reclassified from Accumulated Other Comprehensive Loss			Ineffective Portion
Derivatives designated as hedging instruments	2017	2016	2015	2017	2016	2015
Interest rate swaps Other financial items, net	—	—	382	—	—	—

Foreign currency risk

The majority of the vessels' gross earnings are receivable in U.S. dollars. The majority of our transactions, assets and liabilities are denominated in U.S. dollars, our functional currency. However, we incur expenditure in other currencies. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

Commodity price risk

Liquefaction services revenue in respect of the Hilli will be recognized after customer acceptance of the vessel. A derivative asset, representing the fair value of the estimated discounted cash flows of payments due as a result of the Brent Crude price moving above the contractual floor of $60.00 per barrel over the contract term, was recognized in December 2017 on commencement of commissioning. Golar bears no downside risk should the Brent Crude price move below $60.00.

Equity price risk

Our Board of the Directors have approved a share repurchase scheme, which is being partly financed through the use of total return swap or equity swap facilities with third party banks, indexed to our own shares. We carry the risk of fluctuations in the share price of those acquired shares. The banks are compensated at their cost of funding plus a margin. As at December 31, 2017, the counterparty to the equity swap transactions had acquired 3.0 million shares in the Company at an average price of $43.30. In addition, we entered into a forward contract for the acquisition of 107,000 shares in Golar Partners at an average price of $19.75. The effect of our total return swap facilities in our consolidated statement of operations as at December 31, 2017 is a gain of $16.6 million. There is at present no obligation for us to purchase any shares from the counterparty.

In addition to the above equity swap transactions linked to our own securities, we may from time to time enter into short-term equity swap arrangements relating to securities of other companies.

Fair values of financial instruments

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities;
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data; and
Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the year.

The carrying value and fair value of our financial instruments, excluding short-term receivables and payables, at December 31, 2017 and 2016 are as follows:

	Fair value	2017	2017	2016	2016
(in thousands of $)	Hierarchy	Carrying Value	Fair Value	Carrying Value	Fair Value

Non-Derivatives:
Cash and cash equivalents	Level 1	214,862	214,862	224,190	224,190
Restricted cash and short-term deposits	Level 1	397,815	397,815	416,028	416,028
Cost method investments (1)	Level 3	7,347	7,347	7,347	7,347
Current portion of long-term debt and short-term debt (2)(3)	Level 2	1,393,229	1,393,229	484,705	484,705
Long-term debt – convertible bond (3)	Level 2	340,173	430,361	218,851	219,428
Long-term debt (3)	Level 2	701,498	701,498	1,124,105	1,124,105
Derivatives:
FLNG derivative (4)	Level 2	94,700	94,700	—	—
Interest rate swaps asset (4) (5)	Level 2	10,166	10,166	5,022	5,022
Interest rate swaps liability (4)(5)	Level 2	—	—	1,470	1,470
Foreign exchange swaps asset (4)(5)	Level 2	51	51	—	—
Foreign exchange swaps liability (4)(5)	Level 2	223	223	993	993
Total return equity swap liability (4)(6)	Level 2	40,141	40,141	56,763	56,763
Earn-Out Units asset (4)(7)	Level 2	7,400	7,400	15,000	15,000

(1)
The carrying value of our cost method investments refers to our holdings in OLT Offshore LNG Toscana S.p.A (or OLT-O). As we have no established method of determining the fair value of this investment, we have not estimated its fair value as of December 31, 2017, but have not identified any changes in circumstances which would alter our view of fair value as disclosed.

(2)	The carrying amounts of our short-term debts and loans receivable approximate their fair values because of the near term maturity of these instruments.

(3)
Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table, are gross of the deferred charges amounting to $24.1 million and $26.3 million at December 31, 2017 and December 31, 2016, respectively.

(4)	Derivative liabilities are captured within other current liabilities and derivative assets are captured within non-current assets on the balance sheet.

(5)
The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties.

(6)	The fair value of total return equity swaps is calculated using the closing prices of the underlying listed shares, dividends paid since inception and the interest rate charged by the counterparty.

(7)	The Earn-Out Units were issued to Golar in connection with the IDR Reset transaction between Golar and Golar Partners in October 2016. Refer to note 14 for further detail.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•
The carrying values of trade accounts receivable, trade accounts payable, accrued liabilities and working capital facilities approximate fair values because of the near term maturity of these instruments.

•	The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

•	The carrying value for restricted cash and short-term deposits is considered to be equal to the estimated fair value because of their near term maturity.

•	The estimated fair value for the liability component of the unsecured convertible bonds is based on the quoted market price as at the balance sheet date.

•
The estimated fair values for both the floating long-term debt and short-term debt to a related party are considered to be equal to the carrying values since they bear variable interest rates, which are adjusted on a quarterly or six-monthly basis.

•
The fair value measurement of a liability must reflect the non-performance of the entity. Therefore, the impact of our credit worthiness has also been factored into the fair value measurement of the derivative instruments in a liability position.

•
The fair value of the Earn-Out Units was determined using a Monte-Carlo simulation method. This simulation was performed within the Black Scholes option pricing model then solved via an iterative process by applying the Newton-Raphson method for the fair value of the Earn-Out Units, such that the price of a unit output by the Monte-Carlo simulation equaled the price observed in the market. The method took into account the historical volatility, dividend yield as well as the share price of the Golar Partners common units as of the IDR Reset date and at balance sheet date.

•
The fair value of the FLNG derivative was determined using the estimated discounted cash flows of the additional payments due to us as a result of oil prices moving above a contractual oil price floor over the term of the LTA. Significant inputs used in the valuation of the FLNG derivative include management’s estimate of an appropriate discount rate and the length of time to blend the long-term and the short-term oil prices obtained from quoted prices in active markets.

•
The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive value at the end of each period, reduced by the effects of master netting arrangements. It is our policy to enter into master netting agreements with counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of the amounts owed to the counterparty by offsetting them against amounts that the counterparty owes to us.

•
Our pension plan assets are primarily invested in funds holding equity and debt securities, which are valued at quoted market price. These plan assets are classified within Level 1 of the fair value hierarchy (see note 25).

The following table summarizes the fair value of our derivative instruments on a gross basis (none of which have been designated as hedges) recorded in our consolidated balance sheets as of December 31, 2017 and 2016:

	Balance sheet classification	2017	2016
(in thousands of $)
Asset Derivatives
FLNG derivative	Other non-current assets	94,700	—
Earn-Out Units asset	Other non-current assets	7,400	15,000
Interest rate swaps	Other non-current assets	10,166	5,022
Foreign exchange swaps	Other non-current assets	51	—
Total asset derivatives		112,317	20,022
Liability Derivatives
Interest rate swaps	Other current liabilities	—	1,470
Foreign exchange swaps	Other current liabilities	223	993
Total return equity swap	Other current liabilities	40,141	56,763
Total liability derivatives		40,364	59,226

We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balances of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of December 31, 2017 and 2016 would be adjusted as detailed in the following table:

	2017			2016
	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
(in thousands of $)
Total asset derivatives	10,166	—	10,166	5,022	(1,351)	3,671
Total liability derivatives	—	—	—	1,470	(1,351)	119

The total return equity swap has a credit arrangement that requires us to provide cash collateral equaling 20% of the initial purchase price and to subsequently post additional cash collateral that corresponds to any further unrealized loss. As at December 31, 2017 cash collateral amounting to $58.4 million has been provided (see note 18).

Concentrations of risk

There is a concentration of credit risk with respect to cash and cash equivalents and restricted cash to the extent that substantially all of the amounts are carried with Nordea Bank of Finland PLC, DNB Bank ASA, Citibank, Standard Chartered and Danske Bank. However, we believe this risk is remote, as they are established and reputable establishments with no prior history of default.

There is a concentration of financing risk with respect to our long-term debt to the extent that a substantial amount of our long-term debt is carried with K-Sure, KEXIM and commercial lenders of our $1.125 billion facility, as well as with ICBCL, CMBL, CCBFL and COSCO in regards to our sale and leaseback arrangements (see note 5). We believe these counterparties to be sound financial institutions. Therefore, we believe this risk is remote.

We have a substantial equity investment in our former subsidiary, Golar Partners, that from December 13, 2012 is considered as our affiliate and not our controlled subsidiary. As of December 31, 2017, our ownership interest was 31.8% and the aggregate carrying value of the investments recorded in our balance sheet as of December 31, 2017 was $467.1 million, being the total of our ownership interest (common and general partner interests) plus IDRs. Accordingly, the value of our investments and the income generated from Golar Partners is subject to specific risks associated with its business. Golar Partners operates in the same business as us and as of December 31, 2017 had a fleet of ten vessels managed by us, under contract, with seven of these vessels operating under medium to long-term charters with a concentrated number of charterers: Petrobras, Dubai Supply Authority, PT Nusantara Regas, The Government of Hashemite Kingdom of Jordan and Kuwait National Petroleum Company. Furthermore, in the event the decline in the fair value of these investments falls below the carrying value and it was determined to be other-than-temporary, we would be required to recognize an impairment loss.

We also have a substantial equity investment in our joint venture, Golar Power. As of December 31, 2017, our ownership interest was 50% and the aggregate carrying value of the investment recorded in our balance sheet as of December 31, 2017 was $228.7 million. Accordingly, the value of our investment and the income generated from Golar Power is subject to specific risks associated with its business. Golar Power offers integrated LNG based downstream solutions through the ownership and operation of FSRUs and associated terminal and power generation infrastructure. Furthermore, in the event the decline in the fair value of this investment falls below the carrying value and it was determined to be other-than-temporary, we would be required to recognize an impairment loss.

A further concentration of supplier risk exists in relation to our vessels undergoing or pending FLNG conversion with Keppel and Black & Veatch. However, we believe this risk is remote as Keppel are global leaders in the shipbuilding and vessel conversion sectors while B&V is a global engineering, procurement and construction company.